EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of United States Oil and Gas Corp (the “Company”) on Form 10-K/A for the period ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alex Tawse, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 3, 2011	/s/ Alex Tawse
Alex Tawse
Chief Executive Officer & Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to United States Oil and Gas Corp and will be retained by United States Oil and Gas Corp and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is made solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and not for any other purpose